UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2022

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Amendment No. 1 to Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan

On June 9, 2022, the shareholders of Exact Sciences Corporation (the “Company”) approved Amendment No. 1 (“Amendment No. 1”) to the Company’s 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”). A description of the terms and conditions of the 2019 Plan, as amended by Amendment No. 1, is set forth in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders of the Company (the “2022 Annual Meeting”) as filed with the Securities and Exchange Commission on April 29, 2022 (the “2022 Proxy Statement”) under the heading “Proposal 4 – Amendment No. 1 to Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan”, which such description is incorporated by reference herein. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Approval of Amended and Restated 2010 Employee Stock Purchase Plan

On June 9, 2022, the shareholders of the Company approved the Amended and Restated Exact Sciences Corporation 2010 Employee Stock Purchase (the “Stock Purchase Plan”). A description of the terms and conditions of the Stock Purchase Plan is set forth in the 2022 Proxy Statement under the heading “Proposal 5 – Amended and Restated 2010 Stock Purchase Plan”, which such description is incorporated by reference herein. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Plan, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

5.07.                    Submission of Matters to a Vote of Security Holders.
On June 9, 2022, the Company held the 2022 Annual Meeting. The certified results of the matters voted upon at the 2022 Annual Meeting, which are more fully described in the 2022 Proxy Statement, are as follows:

The Company’s shareholders elected the three nominees to the Company’s Board of Directors to serve for three-year terms as Class I directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-Votes
Kevin Conroy	129,046,431	7,729,660	20,045,094
Shacey Petrovic	113,806,074	22,970,017	20,045,094
Katherine Zanotti	108,217,952	28,558,139	20,045,094

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2022, with votes cast as follows:

For	Against	Abstain
156,491,939	156,208	173,038

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
127,608,500	8,862,911	304,680	20,045,094

The Company's shareholders approved Amendment No. 1 to the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
131,280,309	5,244,379	251,403	20,045,094

The Company's shareholders approved the Amended and Restated Exact Sciences Corporation 2010 Employee Stock Purchase Plan, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
135,269,396	1,276,639	230,056	20,045,094

The Company's shareholders rejected a shareholder proposal concerning proxy access, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
35,790,522	100,547,215	438,354	20,045,094

9.01.                    Financial Statements and Exhibits.

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan

10.2	Amended and Restated Exact Sciences Corporation 2010 Employee Stock Purchase Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: June 10, 2022	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President, Chief Financial Officer and Chief Operating Officer
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